RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.



                                                          /S/ CAROLYN H. BALDWIN
                                                          ----------------------
                                                              Carolyn H. Baldwin


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                           /S/ F. CALEB BLODGETT
                                                          ----------------------
                                                               F. Caleb Blodgett


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                                /S/ DAVID C. COX
                                                                ----------------
                                                                    David C. Cox


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                                /S/ JAYE F. DYER
                                                               -----------------
                                                                    Jaye F. Dyer


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                             /S/ JOHN H. FLITTIE
                                                             -------------------
                                                                 John H. Flittie



                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                          /S/ LUELLA G. GOLDBERG
                                                          ----------------------
                                                              Luella G. Goldberg


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                           /S/ WILLIAM A. HODDER
                                                           ---------------------
                                                               William A. Hodder


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 3rd day of February, 1997.




                                                             /S/ JAMES J. HOWARD
                                                             -------------------
                                                                 James J. Howard


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                              /S/ RANDY C. JAMES
                                                              ------------------
                                                                  Randy C. James


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                         /S/ RICHARD L. KNOWLTON
                                                         -----------------------
                                                             Richard L. Knowlton


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                               /S/ DAVID A. KOCH
                                                               -----------------
                                                                   David A. Koch


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                       /S/ RICHARD M. KOVACEVICH
                                                       -------------------------
                                                           Richard M. Kovacevich


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                              /S/ GLEN D. NELSON
                                                              ------------------
                                                                  Glen D. Nelson


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997..




                                                             /S/ JAMES J. RENIER
                                                             -------------------
                                                                 James J. Renier


                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint JOHN G. TURNER, JOHN H. FLITTIE, WAYNE R. HUNEKE, and RICHARD R. CROWL, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the Annual Report of said Corporation on Form 10K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 13th day of February, 1997.




                                                              /S/ JOHN G. TURNER
                                                              ------------------
                                                                  John G. Turner